Second Quarter 2020 Earnings Presentation May 5, 2020

Cautionary Statements This presentation contains forward-looking statements that are subject to known and unknown risks and uncertainties, many of which are beyond our control. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements appearing throughout this presentation include, without limitation, statements regarding our intentions, beliefs, assumptions or current expectations concerning, among other things, financial position; results of operations; cash flows; prospects; growth strategies or expectations; customer retention; the outcome (by judgment or settlement) and costs of legal, administrative or regulatory proceedings, investigations or inspections, including, without limitation, collective, representative or any other litigation; and the impact of prevailing economic conditions. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” and other comparable terms. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the market in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition and cash flows, and the development of the market in which we operate, are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. A number of important factors, including, without limitation, the risks and uncertainties discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K and the Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission, could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements. Because of these risks, we caution that you should not place undue reliance on any of our forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us. Further, any forward- looking statement speaks only as of the date on which it is made. We undertake no obligation to revise the forward-looking statements in this presentation after the date of this presentation. Market data and industry information used throughout this presentation are based on management’s knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon management’s review of independent industry surveys, forecasts and publications and other publicly available information prepared by a number of third party sources. All of the market data and industry information used in this presentation involves a number of assumptions and limitations which we believe to be reasonable, and you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are subject to a high degree of uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. We present Adjusted EBITDA, Adjusted EBITDA margin (Adjusted EBITDA over Net Sales), Net debt (total debt less cash and cash equivalents), Adjusted Net Income Per Share, Free Cash Flow (cash flow from operating activities less capital expenditures) and Leverage ratio (net debt or total debt less cash and cash equivalents, over Adjusted EBITDA on trailing twelve month (“TTM”) basis) to help us describe our operating and financial performance. Adjusted EBITDA, Adjusted EBITDA margin, Net debt (total debt less cash and cash equivalents), Adjusted Net Income Per Share, Free Cash Flow, and Leverage ratio are non-GAAP financial measures commonly used in our industry and have certain limitations and should not be construed as alternatives to net income, net sales and other income data measures (as determined in accordance with generally accepted accounting principles in the United States, or GAAP), or as better indicators of operating performance. Adjusted EBITDA, Adjusted EBITDA margin, Net debt, Adjusted Net Income Per Share, Free Cash Flow and Leverage ratio, as defined by us may not be comparable to similar non-GAAP measures presented by other issuers. Our presentation of such measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. See the appendix to this presentation for a reconciliation of Adjusted EBITDA to net income, Adjusted EBITDA Margin, Adjusted Net Income Per Share to Net Income Per Share, net debt to total debt, Free Cash Flow and Leverage Ratio. Fiscal Periods - The Company has a fiscal year that ends on September 30th. It is the Company's practice to establish quarterly closings using a 4-5-4 calendar. The Company's fiscal quarters end on the last Friday in December, March and June. 2

Q2 2020 Financial Highlights and Business Update ▪ Delivered Net Income of $39.2M; up 32.6% versus prior year ▪ Increased Adjusted EBITDA(1) by 12.9%, or $9.9M in year over year improvement Q2 2020 Financial ▪ Grew Adjusted EPS(1) by 19.3% up to $0.99 Highlights ▪ Completed $15.0M in stock repurchases during the quarter ▪ Cash balance of $137.2M as of March 27th; up $85.7M versus prior year ▪ Won the prestigious National Association of Electrical Distributor’s (NAED) Industry Award of Merit ▪ Completed transition of our Wales facility into our West Bromwich site in England ▪ Tremendous coordination and disaster recovery response to a severe flood that Business shut down our recently acquired Pendleton, Oregon facility Update ▪ Enterprise wide response plan activated regarding COVID-19 situation; aggressive cost control measures implemented ▪ Given changes in market conditions and economic uncertainty, we expect our FY 2020 Net Sales, Adjusted EBITDA and Adjusted EPS to be down 10 – 15% relative to FY 2019 (1) See non-GAAP reconciliation in appendix 3

Example Actions & Updates Related to COVID-19 Employee Health & Safety Business & Operations Management ▪ Stopped all non-essential business travel ▪ Established an Executive Committee task force to manage ▪ Required executive level approval for all visitors to all aspects of the company’s response to the situation Atkore facilities ▪ Deemed an “essential business” in all regions in which we ▪ Implemented social distancing practices and physically operate; therefore we had the responsibility to serve our marking six-foot spacing where applicable customers of which some were ordering products to support new or emergency healthcare facilities ▪ Staggered work-shifts, breaks and meal-times to ensure proper social distancing in shared spaces such as ▪ Eliminated or minimized discretionary expenses employee cafeterias and break rooms ▪ Reduced planned spending for capital projects ▪ Increased personal protective equipment measures for ▪ Reduced purchases for all major input cost categories employees ▪ Temporarily reduced executive officer salaries (CEO 25%, ▪ Provided additional cleaning supplies, hand sanitizer other executive officers 10%) along with Board of Director and reminders for personal hygiene in our facilities fees by 25% ▪ Instituted telecommuting and work from home options ▪ Reduced work weeks, and enacted interim plant furloughs for non-manufacturing personnel in order to match operating levels to changes in demand ▪ Established “No-Contact” interactions for in-bound & ▪ Deferred all merit based salary increases out-bound logistics ▪ Reduced the size of the salaried workforce by completing a ▪ Following recommended guidelines for temperature restructuring that occurred in Q2 taking prior to building entry for all employees ▪ Continue to evaluate opportunities for fixed cost reductions 4

Q2 Income Statement Summary Y/Y Y/Y % Q2 2020 Q2 2019 Change Change ($’s in millions) Net Sales $455.7 $469.3 ($13.7) (2.9%) Operating Income $61.2 $52.5 $8.6 16.4% Net Income $39.2 $29.6 $9.6 32.6% Adjusted EBITDA(1) $87.0 $77.1 $9.9 12.9% Adjusted EBITDA Margin(2) 19.1% 16.4% +270 bps - Net Income per Share (Diluted) $0.80 $0.61 $0.19 31.1% Adjusted Net Income per Share(1) (Diluted) $0.99 $0.83 $0.16 19.3% Strong execution built on the foundation of the Atkore Business System (1) See non-GAAP reconciliation in appendix (2) Adjusted EBITDA Margin is Adjusted EBITDA as a percentage of Net sales 5

Consolidated Atkore Q2 2020 Bridges Q2 Net Sales Bridge Net Sales Growth Volume/Mix (0.8%) $469M $11 $456M $4 Price (4.0%) $1 $19 Acquisitions/Divestitures +2.3% FX/Other (0.4%) Total (2.9%) 2019 Volume/Mix Price M&A FX/Other 2020 Q2 Adjusted EBITDA Bridge Highlights $3 $87M $10 $1 ▪ Drove $9.9M of earnings improvement with solid $1 $77M execution across multiple areas $3 ▪ Anticipated sales and earnings growth from recent acquisitions was partially limited in Q2 due to the Pendleton shut down in February 2019 Volume/Mix Price M&A Productivity/ FX/Other 2020 vs. Cost Investment/ Inflation 6

Electrical Raceway Q2 Highlights ▪ Adjusted EBITDA increased $11.6M, and Q2 Q2 Y/Y adjusted EBITDA margins increased 2020 2019 Change 410 bps to 23.2% ($’s in millions) Net Sales $339.7 $353.5 (3.9%) ▪ Volume declines in armored cable and International projects Adjusted EBITDA $79.0 $67.4 17.2% ▪ Completed consolidation of our Wales Adjusted EBITDA 23.2% 19.1% +410 bps facility and expect annualized savings of Margin ~$0.8M ▪ Pendleton facility stopped operations in Q2 Net Sales Bridge February due to regional flooding caused by $354M heavy storms and snowmelt $11 $340M $14 $2 $9 2019 Volume/Mix Price M&A FX/Other 2020 7

Mechanical Products & Solutions Q2 Highlights ▪ Strong volume growth of 8.5% led by Q2 Q2 Y/Y continued large renewable energy projects 2020 2019 Change and solid execution across the portfolio ($’s in millions) Net Sales $116.6 $116.2 0.4% ▪ Adjusted EBITDA margins in Q2 were 13.8% and in-line with business Adjusted EBITDA $16.1 $17.4 (7.3%) expectations for product mix and end-use Adjusted EBITDA 13.8% 15.0% (120 bps) demand Margin ▪ Several higher margin security projects occurred in FY2019 which impacted year Q2 Net Sales Bridge over year margin percentage comparison $10 ▪ Diverse customer mix provides resiliency $116M $0 $0 $117M across market conditions $9 2019 Volume/Mix Price M&A FX/Other 2020 8

Key Metrics & Liquidity Review Metrics Liquidity Review ($’s in millions) 3/27/2020 Cash and cash equivalents $137.2 ▪ Senior secured term loan of $845.7M (net of deferred financing costs) due in December 2023 Total Debt $845.7 o No scheduled principal payments prior to maturity Net Debt $708.5 ▪ Asset Based Loan (ABL) capacity of $298.2M as th YTD Net cash from operating activities $49.3 of March 27 o Facility expires in December 2021 YTD Capital expenditures $17.1 o No financial covenants other than a “Springing Covenant” which has a 1:1 “Fixed Charge (1) YTD Free cash flow $32.1 Coverage Ratio” that is only applicable when the available amount is less than $22M or 10% of the TTM Adjusted EBITDA(2) $342.0 borrowing base YTD Stock repurchases $15.0 o Fixed Charge Coverage Ratio based on a comparison of trailing twelve month Adjusted Leverage Ratio(1) EBITDA less committed capital expenditures to the Total debt / TTM Adjusted EBITDA(2) 2.5 sum of interest and tax payments over the same period; ratio as of March 27th was greater than 3.7x Net debt / TTM Adjusted EBITDA(2) 2.1 (1) Free Cash Flow defined as Net cash from operating activities less capital expenditures. (2) Leverage ratio and TTM Adjusted EBITDA reconciliations can be found either in the appendix, or in Exhibit 99.1 to form 8-K filed on May 5, 2020. 9

Cash and Leverage Ratio Trends +$85.7M vs. Prior Year 164.1 Cash Review 137.2 123.4 ▪ Annually, Q2 cash balance is Cash & Cash 100.7 impacted by dual interest payments and dual tax Equivalents, 75.9 payments that occur during 51.5 $M the period ▪ Other annual items occur during Q2 from a cash outflow such as payment of customer annual rebate incentive programs 2.9 Reduced by 0.7x 2.8 ▪ Seasonal nature of end- markets does have an impact Leverage 2.6 to cash flow during the year as Ratio(1): our business activity generally Net Debt to increases during the spring TTM Adj. 2.2 and summer construction EBITDA 2.1 2.1 seasons Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 (1) Leverage ratio and TTM Adjusted EBITDA reconciliations for all periods above can be found either in the appendix, or in Exhibit 99.1 to form 8-K filed on May 5, 2020, February 4, 2020, November 22, 2019, August 8, 2019, May 7, 2019, or February 6, 2019. 10

Value Chain & Operating Structure Value Chain Review ATKORE CUSTOMER OR IN BOUND ATKORE DISTRIBUTION CHANNEL END-USER SUPPLY CHAIN MANUFACTURING NETWORK DISTRIBUTION OVERVIEW & ▪ Key input categories are ▪ 37 manufacturing sites ▪ 28 Atkore operated ▪ Atkore products are a ▪ Electrical, industrial or KEY ITEMS steel, copper, PVC resin ▪ Geographically aligned distribution sites “must-stock” item for mechanical contractors and aluminum supply to end-use demand ▪ Over 40 stocking locations many of the over 13,000 install Atkore products in ▪ Multiple suppliers for key managed by 3rd party electrical distributor both new and repair & categories sales agents locations in the U.S. remodel construction ▪ Primarily source in region ▪ MP&S related products environments sold through both ▪ Original Equipment distribution and direct Manufacturers OPPORTUNITIES + Considered “essential + Considered “essential + Opportunity to bundle & + Opportunity to bundle & + Considered “essential businesses” businesses” co-load multiple products co-load multiple products businesses” in many + Close geographic + Capability to transfer into one shipment into one shipment regions proximity to multiple production between provides significant value provides significant value + Low-interest rate suppliers facilities proposition to customers proposition to end-users environment encourages + Evaluate global footprint + Ability to transfer inventory + Leverage breadth of investment based on demand between Atkore and 3rd Atkore’s product portfolio + Benefits from potential fluctuations party agent locations to build strategic future infrastructure and + Potential for same day partnerships and stimulus funding shipping & delivery in purchasing agreements emergency situations across multiple categories RISKS - Supply side reductions - Forced shutdowns due to - Forced shutdowns due to - Cash and liquidity - Labor shortages due to could limit material medical, environmental or medical, environmental or management for customer COVID-19 availability, but most government regulation government regulation and channel partners - Potential job-site products are multi- - Distributor destocking for shutdowns and forced sourced products closures 11

Financial Outlook Summary Primary Operating Assumption ▪ Net Sales decline of ~30% in Q3 and ~15% in Q4 compared to prior year Outlook Items for Changes to 1H FY2020 Prior FY2020 Consolidated Atkore FY2020 Actual Outlook Note / Comment Outlook Results Favorable / (Unfavorable) Net Sales $903.1M N/A Anticipating Net Sales, Adjusted EBITDA and Down Adjusted EPS to each be down 10 – 15% vs. Adjusted EBITDA* $164.7M 10% – 15% N/A prior year; however, estimate may vary due to vs. FY2019 Adjusted EPS* $1.93 N/A changes in assumptions or market conditions Interest Expense $21.1M $40 – $45M $3 / $2M Outlook based on amounts related to term loan Tax Rate 21.6% ~24% ~100 bps Capital Expenditures $17.1M $20 – $25M $20M Down from prior estimate of $40 – $45M Diluted Shares Outstanding** 48.2 ~48 – Includes reduction from Q2 stock repurchases Key Comments & Considerations ▪ Expecting decremental adjusted EBITDA on Net Sales to be ~30% in the second half of the year ▪ Anticipating positive generation of free cash flow in Q3 with working capital reductions ▪ Capital deployment priority for the second half of FY2020 will be cash management and limited capital expenditures * Reconciliation of the forward-looking full-year 2020 outlook for Adjusted EBITDA and Adjusted EPS is not being provided as the Company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such reconciliation. 12 ** Represents weighted-average shares outstanding in millions used in calculation of Adjusted EPS outlook.

Thank you for your efforts during this difficult time Members of the Construction Community Atkore Employees & Sales Agents • Electrical distribution employees; • Multiple emergency and rush production shipments NAED #electricalhero for metal framing and electrical products in order to • Electricians support the construction of medical facilities in the • General contractors & laborers United States and around the world Examples of Atkore Supporting the Fight Against COVID-19 Rush delivery of multiple products to Next day shipment of PVC conduit Same day delivery of multiple products convert Illinois convention center for pop-up health facility in to convert London convention center into a temporary hospital Westbury, New York into a temporary hospital 13

Questions? Thank You!

Appendix

Segment Information Three months ended March 27, 2020 March 29, 2019 Adjusted Adjusted Adjusted EBITDA Adjusted EBITDA (in thousands) Net sales EBITDA Margin Net sales EBITDA Margin Electrical Raceway $ 339,705 $ 78,954 23.2% $ 353,514 $ 67,375 19.1 % Mechanical Products & Solutions 116,649 16,144 13.8% 116,190 17,421 15.0 % Eliminations (700) (395) Consolidated operations $ 455,654 $ 469,309 16

Adjusted Earnings Per Share Reconciliation Consolidated Atkore International Group Inc. Three months ended March 27, March 29, (in thousands, except per share data) 2020 2019 Net income $ 39,193 $ 29,555 Stock-based compensation 4,523 1,834 Intangible asset amortization 8,071 8,196 Other (a) (1,503) 2,636 Pre-tax adjustments to net income 11,091 12,666 Tax effect (2,773) (3,103) Adjusted net income $ 47,511 $ 39,118 Weighted-Average Diluted Common Shares Outstanding 48,095 47,369 Net income per diluted share $ 0.80 $ 0.61 Adjusted net income per diluted share $ 0.99 $ 0.83 (a) Represents other items, such as inventory reserves and adjustments, realized or unrealized gain (loss) on foreign currency transactions, loss on disposal of property, plant and equipment, insurance recovery related to damages of property, plant and equipment and release of certain indemnified uncertain tax positions. 17

Net Income to Adjusted EBITDA Reconciliation Consolidated Atkore International Group Inc. Three months ended (in thousands) March 27, 2020 March 29, 2019 Net income $ 39,193 $ 29,555 Interest expense, net 10,564 13,328 Income tax expense 13,100 10,253 Depreciation and amortization 18,478 18,280 Restructuring charges 2,645 1,085 Stock-based compensation 4,523 1,834 Transaction costs 6 123 Other (a) (1,503) 2,636 Adjusted EBITDA $ 87,006 $ 77,094 (a) Represents other items, such as inventory reserves and adjustments, realized or unrealized gain (loss) on foreign currency transactions, loss on disposal of property, plant and equipment, insurance recovery related to damages of property, plant and equipment and release of certain indemnified uncertain tax positions. 18

Trailing Twelve Month Adjusted EBITDA Reconciliation Consolidated Atkore International Group Inc. TTM Three months ended March 27, March 27, December September June 28, (in thousands) 2020 2020 27, 2019 30, 2019 2019 Net income $ 156,530 $ 39,193 $ 34,790 $ 45,997 $ 36,550 Interest expense, net 46,169 10,564 10,620 $ 12,196 12,789 Income tax expense 47,651 13,100 7,340 $ 16,105 11,106 Depreciation and amortization 73,254 18,478 18,730 $ 18,286 17,760 Restructuring charges 4,197 2,645 220 $ 623 709 Stock-based compensation 14,628 4,523 3,123 $ 2,862 4,120 Transaction costs 970 6 51 $ 837 76 Gain on purchase of a business (7,384) — — $ (7,384) — Other(a) 5,992 (1,503) 2,836 $ (712) 5,371 Adjusted EBITDA $ 342,007 $ 87,006 $ 77,710 $ 88,810 $ 88,481 (a) Represents other items, such as inventory reserves and adjustments, realized or unrealized gain (loss) on foreign currency transactions, loss on disposal of property, plant and equipment, insurance recovery related to damages of property, plant and equipment and release of certain indemnified uncertain tax positions. 19

Net Debt to Total Debt and Leverage Ratio Consolidated Atkore International Group Inc. March 27, December September June 28, March 29, December ($ in thousands) 2020 27, 2019 30, 2019 2019 2019 28, 2018 Short-term debt and current maturities of long-term debt $ — $ — $ — $ — $ — $ 26,561 Long-term debt 845,694 845,243 845,317 884,503 884,095 878,094 Total debt 845,694 845,243 845,317 884,503 884,095 904,655 Less cash and cash equivalents 137,202 164,135 $ 123,415 100,734 51,498 75,919 Net debt $ 708,492 $ 681,108 $ 721,902 $ 783,769 $ 832,597 $ 828,736 TTM Adjusted EBITDA (a) $ 342,007 $ 332,095 $ 324,408 $ 306,656 $ 294,839 $ 283,086 Total debt/TTM Adjusted EBITDA 2.5 x 2.5 x 2.6 x 2.9 x 3.0 x 3.2 x Net debt/TTM Adjusted EBITDA 2.1 x 2.1 x 2.2 x 2.6 x 2.8 x 2.9 x (a) TTM Adjusted EBITDA is equal to the sum of Adjusted EBITDA for the trailing four quarter period. The reconciliation of Adjusted EBITDA for the quarter ended December 27, 2019 can be found in Exhibit 99.1 to form 8-K filed February 4, 2020 and is incorporated by reference herein. The reconciliation of Adjusted EBITDA for the quarter ended June 28, 2019 can be found in Exhibit 99.1 to form 8-K filed August 7, 2019 and is incorporated by reference herein. The reconciliation of Adjusted EBITDA for the quarter ended March 29, 2019 can be found in Exhibit 99.1 to form 8-K filed May 7, 2019 and is incorporated by reference herein. The reconciliation of Adjusted EBITDA for the quarter ended December 28, 2018 can be found in Exhibit 99.1 to form 8-K filed February 6, 2019 and is incorporated by reference herein. The reconciliation of Adjusted EBITDA for the year ended September 30, 2019 can be found in Exhibit 99.1 to form 8-K filed November 22, 2019 and is incorporated by reference herein. 20

Free Cash Flow Reconciliation Consolidated Atkore International Group Inc. Six months ended (in thousands) March 27, 2020 March 29, 2019 Net cash provided by operating activities $ 49,284 $ 42,789 Capital Expenditures (17,139) (14,712) Free Cash Flow $ 32,145 $ 28,077 21